UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 21, 2012
PPG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania		15272
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(412) 434-3131

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 21, 2012, PPG Industries, Inc. (the “Company”) issued a press release announcing the receipt of a private letter ruling from the U.S. Internal Revenue Service regarding the previously announced separation of its commodity chemicals business and subsequent merger with a subsidiary of Georgia Gulf Corporation. A copy of the Company's press release is filed as Exhibit 99 to this report and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of PPG Industries, Inc. dated December 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPG INDUSTRIES, INC.
(Registrant)

Date: December 21, 2012	By:	/s/ Charles E. Bunch
Charles E. Bunch
Chairman and Chief Executive Officer